Exhibit 10.2

AMENDMENT TO L.G. AGREEMENT

All parties to the L.G. Agreement, do by their signatures on this amendment, agree to the following changes to the L.G. Agreement:

ORIGINAL WORDING OF Section 2.3 (bolding added to show changed words):

2.3	In order to implement exercise of the Option, and maintain the Option in effect, Gryphon shall:

	(a)	pay Vendors the following cash sums on or before the dates described below:
		(i)	$15,000 upon execution of this Agreement;
		(ii)	$15,000 on or before August 10, 2010;
		(iii)	$50,000 on or before March 1, 2011;
		(iv)	$60,000 on or before March 1, 2012; and
		(v)	$100,000 on or before March 1, 2013.

	(b)	incur the following Expenditures on or with respect to the Property, by the following dates:

		(i)	$50,000 within 12 months following the Execution Date.

		(ii)	an additional $100,000 on or before 24 months following the Execution Date;

		(iii)	$200,000 on or before 36 months following the Execution Date; and

		(iv)	$200,000 on or before 48 months following the Execution Date.

	(c)	cause Gryphon to issue shares to the Vendors in the following amounts:

		(i)	250,000 shares upon execution of this Agreement;

		(ii)	250,000 shares on or before February 1, 2011;

		(iii)	250,000 shares on or before February 1, 2012; and

		(iv)	250,000 shares on or before February 1, 2013.

.....

AMENDMENT TO L.G. AGREEMENT

REVISED WORDING OF Section 2.3 (bolding added to show changed words):

2.3	In order to implement exercise of the Option, and maintain the Option in effect, Gryphon shall:

	(a)	pay Vendors the following cash sums on or before the dates described below:
		(i)	$15,000 upon execution of this Agreement;
		(ii)	$15,000 on or before August 10, 2010;
		(iii)	$50,000 on or before April 1, 2011;
		(iv)	$60,000 on or before March 1, 2012; and
		(v)	$100,000 on or before March 1, 2013.

	(b)	incur the following Expenditures on or with respect to the Property, by the following dates:

		(i)	$50,000 within 12 months following the Execution Date.

		(ii)	an additional $100,000 on or before 24 months following the Execution Date;

		(iii)	$200,000 on or before 36 months following the Execution Date; and

		(iv)	$200,000 on or before 48 months following the Execution Date.

	(c)	cause Gryphon to issue shares to the Vendors in the following amounts:

		(i)	250,000 shares upon execution of this Agreement;

		(ii)	250,000 shares on or before April 1, 2011;

		(iii)	250,000 shares on or before February 1, 2012; and

		(iv)	250,000 shares on or before February 1, 2013.

......

AMENDMENT TO L.G. AGREEMENT

IN WITNESS WHEREOF this agreement addendum has been signed by the parties hereto as of February 27, 2011.

GRYPHON:

Per:  /s/ Alan Muller
Alan Muller, President & CEO

VENDORS:

/s/ Noel Cousins
Noel Cousins

/s/ Steven Van Ert
Steven Van Ert